May 11, 2015 Investor Presentation Exhibit 99.1

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.

SAFE HARBOR STATEMENT
2
This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act
of 1934 that are based on management’s beliefs and assumptions and on information currently available to management. Most forward-looking statements contain words that identify them as forward-looking, such as “anticipates,” “believes,” “continues,” “could,” “seeks,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,”
“projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms that relate to future events. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Gogo’s actual results, performance or achievements to be materially different from any projected results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent the beliefs and assumptions of Gogo only as of the date of this presentation and Gogo undertakes no obligation to update or revise publicly any such forward-looking statements, whether as a result of new information, future events or otherwise. As such, Gogo’s future results may vary from any expectations or goals expressed in, or implied by, the forward-looking statements included in this presentation, possibly to a material degree.
Gogo cannot assure you that the assumptions made in preparing any of the forward-looking statements will prove accurate or that any long-term financial or operational goals and targets will be realized. In particular, the availability and performance of certain technology solutions yet to be implemented by the Company set forth in this presentation represent aspirational long-term goals based on current expectations. For a discussion of some of the important factors that could cause Gogo’s results to differ materially from those expressed in, or implied by, the forward-looking statements included in this presentation, investors should refer to the disclosure contained under the headings “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s Annual Report on Form 10-K filed with the SEC on
February 27, 2015.
Note to Certain Operating and Financial Data
In addition to disclosing financial results that are determined in accordance with U.S. generally accepted accounting principles (“GAAP”), Gogo also discloses in this presentation certain non-GAAP financial information, including Adjusted EBITDA and Cash CapEx. These financial measures are not recognized measures under GAAP, and when analyzing our performance or liquidity, as applicable, investors should (i) use Adjusted EBITDA in addition to, and not as an alternative to, net loss attributable to common stock as a measure of operating results, and (ii) use Cash CAPEX in addition to, and not as an alternative to, consolidated capital expenditures when evaluating our liquidity.
In addition, this presentation contains various customer metrics and operating data, including numbers of aircraft or units online, that are based on internal company data, as well as information relating to the commercial and business aviation market, and our position within those markets. While management believes such information and data are reliable, they have not been verified by an independent source and there are inherent challenges and limitations involved in compiling data across various geographies and from various sources.

WHY INVEST IN GOGO LARGE GROWTH OPPORTUNITY HIGH BARRIERS TO ENTRY EXPERIENCE & SCALE LEADING POSITION ATTRACTIVE ECONOMICS ©2015 Gogo Inc. and Affiliates. Proprietary & Confidential. 3

MARKET & COMPANY OVERVIEW

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
AVIATION INTERNET TRENDS

1
2
3
4
5
Connected aircraft transform global aviation – the last frontier of internet connectivity
Cost, coverage, capacity and reliability are just now reaching critical inflection points
Next gen technologies expected to increase speeds from 10 to 100Mbps within 5 years with a comparable reduction in costs
More bandwidth drives demand from business traveler connectivity today to every person and most ‘things’ on aircraft in 10 years
Airlines will demand ‘Always Available Everywhere for Every Plane’

CA - North America
(“CA-NA”)
CA - Rest of World
(“CA-ROW”)
(1) Source: Boeing Current Market Outlook 2014 – 2033, excludes: cargo aircraft.
(2) Source: JetNet iQ Report Q4 2014; General Aviation Manufacturers Association 2014 Statistical Databook, excludes Rest of World turbo props.
©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
ADDRESSABLE CONNECTED AIRCRAFT
Commercial Aviation (“CA”) Business Aviation (“BA”)
2.6x size
of CA-NA
A LARGE AND GROWING GLOBAL
CONNECTED AVIATION MARKET
The connected aircraft industry is worth up to $30 billion
6
5,300
7,300
2013 2033F
13,900
32,000
2013 2033F
30,300
37,800
2014 2024F
(1)
(2)
1.4x
2.3x
1.2x

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
Largest Market Share in CA-NA
GOGO’S IMPRESSIVE SCALE AND REACH
Largest Market Share in BA
68% of connected aircraft
Note: Data based on management estimates, trade publications and other public sources as of 3/31/2015
(1) Gogo satellite business aircraft includes 5,402 aircraft online comprised of 5,353 Iridium equipped aircraft and 49 SwiftBroadband equipped aircraft as of 3/31/15
(2) Based on management estimates as of 3/31/2015
(3) Includes Gogo awarded aircraft as of 5/7/2015
Broadband
Narrowband
#1 Global in-flight connectivity provider
Leader in North America and expanding internationally
7
Untapped CA-ROW market
88% of broadband aircraft
63% of Iridium satellite aircraft
1
(2)
(2) (2)
2Ku – Leading global satellite technology
– 300+ aircraft to be installed w/ 2Ku
2,200
524
349
154
2,983
400
318
10,700
5,353
3,144

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
LONG-TERM PARTNERSHIPS WITH OUR MAJOR
AVIATION PARTNERS
8
North America Original Equipment Manufacturers
Fractional Jet Operators
Commercial Aviation Business Aviation
International

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential. 9 WHY WE WIN Specialize in aviation and telecom Excellent reliability Superior technology & economics End-to-end service provider 1 2 3 4

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.

WE SPECIALIZE IN AIRCRAFT AND HAVE
A TRACK RECORD OF INNOVATION
1
2
3
4
EXPERTISE IN INTERNET, AVIATION AND TELECOM
ATG / ATG-4
1
st
generation of technology
North America coverage
2Ku
2
nd
generation of technology
Global coverage
Intellectual
Property
100+ patents globally
Other Aviation
Innovations
Leader in wireless in-flight entertainment: 1,800+ aircraft
installed
Other industry leading IFC & IFE product innovations: Crew
Connect, Text & Talk, Universal Cabin System, and others

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
GOGO’S TECHNOLOGY AGAIN DISRUPTS THE
GLOBAL AVIATION INDUSTRY
ATG-4: North America coverage 2Ku: Global coverage
11
ATG-4 Antenna 2Ku Antenna
70 Mbps at launch, 100 Mbps when spot beam Ku-band
satellites are launched
Low cost producer – estimated half the bandwidth cost
compared to other satellite solutions
Most complete global coverage
Half the height of traditional antenna – lower drag, fuel
savings
Leverages Gogo’s existing Ku-band network and future high
throughput Ku satellites
10 Mbps regional solution, North
America coverage
Proprietary solution enabling overnight
installs
Years of experience delivering
broadband service
Gogo is the only ATG solution
provider: network, equipment, service

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
Technology Region
Peak
Speed
Key Attributes
Iridium Global 2.4 Kbps - Low data speeds
Swift Broadband Global 432 Kbps - Low data speeds
ATG / ATG-4 Regional
3.1 / 9.8
Mbps
- Overnight install
- Suits all aircraft types
- Lower latency vs.
satellite
2Ku Global
70-100
Mbps
- 2x spectrally efficient
vs. Ku / Ka band
- Lower profile radome
- More robust and
reliable
Expected
2015
Launch
Ku Band Global 50 Mbps
- Global coverage
- Multiple suppliers
Ka Band Global 50 Mbps
- Spot beam
technology
- Next Generation
Expected
2015
Launch
Expected
2015
Launch (Regional)
Expected
2015
Launch
Broadest suite of technologies and full fleet connectivity solutions
Proprietary 2Ku technology: higher peak speed (70-100 Mbps) than competitors at half the bandwidth cost
ATG / ATG-4: fastest deployment time (overnight) and lightest equipment
LARGEST TECHNOLOGY PORTFOLIO

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential. 13 EXCELLENT RELIABILITY 75+ million sessions 7,800+ flights per day 98% + ATG End-to-End System Availability Source: Company information

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.

THE MOST COMPLETE END-TO-END
AVIATION SERVICE PROVIDER
Operations-focused connectivity
services for airlines and crew
Dedicated customer support services
Network monitoring and bandwidth
management
Airborne equipment for ATG and
satellite
Certification, installation,
maintenance, etc.
Connectivity and wireless
entertainment services across a
range of passenger devices
ATG / ATG-4 for North America
2Ku / Ku / Ka for global satellite service
Passenger Services
Equipment and Equipment
Related Services
Airline / Owner / Operator
Services
Operations-Oriented
Communications Services
Global Network Solutions

FINANCIALS

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.

GROWING REVENUE DRIVES PROFITABILITY
Note: Minor differences exist due to rounding
(1) Please see reconciliation of Adjusted EBITDA in appendix
Adjusted EBITDA
(1) ($MM)
$49
CA-ROW
Segment Loss
Revenue
($MM)
$89
Adjusted EBITDA
$93
$37
$160
$328
$408
$428
2009 2011 2013 2014 Q1 2015
LTM
($89)
($1)
$8
$11
$14
$41
$78
$80
2009 2011 2013 2014 Q1 2015
LTM
62%
CAGR

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.

CA - NA: REVENUE AND SEGMENT PROFIT GROWTH
Note: Minor differences exist due to rounding
(1) We define ARPA as the aggregate service revenue for the annual period divided by the number of aircraft online during that period
Revenue ($MM)
Annualized ARPA (1) ($000s)
Segment Profit
($MM)
11%
Margin
Aircraft Online
(End of Period) 102 Q/Q
Increase
$11
$251
$266
$24
$121
$127
2009 2014 Q1 2015 LTM
2009 2014 Q1 2015 LTM
692
2,098
2,200
2009 2014 Q1 2015
$(91)
$26
$30
2009 2014 Q1 2015 LTM

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
BA: HIGH-MARGIN SERVICE REVENUE DRIVES
PROFITABILITY AND CASH FLOW
$26
$156
$159
Equipment Revenue
Service Revenue
Revenue ($MM)
Segment Profit
($MM)
Segment Profit Margin Segment Profit
ATG Aircraft Online
(End of Period)
186 Q/Q
Increase
ATG Units Shipped
Note: Minor differences exist due to rounding.
43%
CAGR
©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
116 aircraft online as of 3/31/2015
Near global Ku-band satellite network
2Ku technology selected by 6 airlines
for trial or adoption
(1) Figures reflect aircraft under non-binding agreements
(2) Includes Gogo awarded aircraft as of 5/7/2015
International Aircraft Wins
(cumulative)
Executing Our International Expansion
CA-ROW Segment Loss ($MM) International Partners
CA - ROW: FOCUS ON INTERNATIONAL EXPANSION
(1)
(2)
1
85
116
180
257
293
318
2012 2013 2014 Q1 2015
Aircraft Online (end of period) Cumulative Aircraft Awards
$14
$41
$78
$80
2012 2013 2014 Q1 2015 LTM

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.

NORMALIZED CAPEX MODEL
(1) Please see reconciliation of Cash CapEx in the Appendix
Gross CapEx
Capitalized
software
Airborne
equipment
Network
equipment
Over the past two
years, Gogo’s Cash
CapEx has been
stable at ~$100
million
Equipment proceeds received from airlines
and landlord incentives
Cash CapEx (1)

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
Why Does Gogo Win?
Specialize in aviation and telecom
End-to-end service provider
Superior technology and cost
Deliver excellent reliability
Focused Strategy
Gain global share
Grow ARPA
Increase bandwidth to aircraft
Deliver consistent execution
GOGO - A COMPELLING INVESTMENT OPPORTUNITY
Gogo is a leading aero communications service provider
for the global aviation industry

Q&A

APPENDIX

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.

ADJUSTED EBITDA RECONCILIATION ($MM)
2009 2010 2011 2012 2013
2014
Q1
2014
Q2
2014
Q3
2014
Q4
2015
Q1
Net Income
(142) (140) (18) (96) (146) (17) (19) (25) (24) (20)
Interest Income
(0) (0) (0) (0) (0) (0) (0) (0) (0) (0)
Interest Expense
30 – 1 9  29 7 7 9 9 10
Income Tax Provision
– 3  1  1  1 – – – – –
Depreciation & Amortization
22 31  33  37  56 16 15 17 17 19
EBITDA
(91) (106) 16 (49) (60) 6 4 2 2 9
Fair Value Derivative
Adjustments
– 33 (59)  (10)  36 – – – – –
Class A and Class B Senior
Convertible Preferred Stock
Return
– 18  31  52 29 – – – – –
Accretion of Preferred Stock
– 9  10  10  5 – – – – –
Stock-based Compensation
Expense
1 2 2 4 6 2 2 3 3 3
Loss on Extinguishment of
Debt
2 – – – – – – – – –
Write Off of Deferred Equity
Financing Costs
– – – 5 – – – – – –
Amortization of Deferred
Airborne Lease Incentives
– (1) (1) (4) (8) (3) (3) (4) (4) (4)
Adjusted EBITDA
(89) (45) (1) 9  8 5 3 1 1 8
Note: Minor differences exist due to rounding

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.

CASH CAPEX RECONCILIATION ($MM)
2009 2010 2011 2012 2013
2014
Q1
2014
Q2
2014
Q3
2014
Q4
2015
Q1
Purchases of
Property and
Equipment
(69) (33) (33) (67) (105) (32) (28) (35) (37) (53)
Acquisition of
Intangible Assets
(Capitalized
Software)
(8) (7) (10) (12) (16) (4) (5) (5) (3) (4)
Consolidated Capital
Expenditures
(77) (40) (43) (79) (121) (36) (33) (41) (40) (57)
Change in Deferred
Airborne Lease
Incentives
– 9 11 18 9 5 3 5 17 9
Amortization of
Deferred Airborne
Lease Incentives
– 1 1 4 8 3 3 3 4 4
Landlord Incentives – – – – – – – 2 7 12
Cash CapEx (77) (30) (31) (58) (104) (29) (27) (30) (12) (32)
Note: Minor differences exist due to rounding